SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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THE CENTRAL EUROPE AND RUSSIA FUND, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
ADDRESS OF INVESTMENT ADVISER AND MANAGER
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
STOCKHOLDER PROPOSALS
EXPENSES OF PROXY SOLICITATION
ANNUAL REPORT DELIVERY
PROXY THE CENTRAL EUROPE AND RUSSIA FUND, INC.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
345 Park Avenue
New York, New York 10154

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 30, 2009

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of The Central Europe and Russia Fund, Inc., a Maryland corporation (the “Fund”), will be held at 10:00 a.m., New York time, on June 30, 2009 at the New York Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017 for the following purposes:

1. To elect four (4) Directors, each to serve for a term of three years and until their successors are elected and qualify.

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending October 31, 2009.

3. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Only holders of record of Common Stock at the close of business on May 8, 2009 are entitled to notice of, and to vote at, this Meeting or any postponement or adjournment thereof.

If you have any questions or need additional information, please contact The Altman Group, Inc., at 1200 Wall Street West, 3rd Floor, Lyndhurst, New Jersey 07071.

By Order of the Board of Directors

David Goldman
Secretary

Dated: May 20, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 30, 2009: The Proxy Statement is available at www.shareholdermaterial.com/DF/

Whether or not you expect to attend the Meeting, please sign the enclosed Proxy Card and promptly return it to the Fund. We ask your cooperation in mailing in your Proxy Card promptly, so that the Fund can avoid additional expenses of solicitation of proxies.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
345 Park Avenue
New York, New York 10154

Annual Meeting of Stockholders
June 30, 2009

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors of The Central Europe and Russia Fund, Inc. (the “Board of Directors” or “Board”), a Maryland corporation (the “Fund”), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at 10:00 a.m., New York time, on June 30, 2009 at the New York Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

If the accompanying Proxy Card is executed properly and returned, shares represented by it will be voted at the Meeting, and any postponement or adjournment thereof, in accordance with the instructions on the Proxy Card. However, if no instructions are specified, shares will be voted FOR the election of four (4) directors of the Fund (“Directors”) nominated by the Board (Proposal 1) and FOR the ratification of the appointment by the Audit Committee and the Board of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the Fund (Proposal 2). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by submitting a subsequently executed and dated proxy or by attending the Meeting and voting in person.

If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the Investment Company Act, the acquisition of more than 3% of the Fund’s common stock by another fund (whether registered, private or offshore) is unlawful. There is legal uncertainty about the operation of Section 12(d)(1) and about the Fund’s right under federal and state law to invalidate votes cast by any person whose Fund shares are held in violation of law. The Fund is prepared, if necessary, to seek judicial resolution of the uncertainty in any particular case.

The close of business on May 8, 2009 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 15,263,267.78 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and the form of Proxy Card will first be mailed to stockholders on or about May 22, 2009.

A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked “abstain” and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue. A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Fund’s charter (the “Charter”) provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify. The term of office for Directors in Class III expires at the 2009 Annual Meeting, Class I at the next succeeding annual meeting and Class II at the following succeeding annual meeting. Four Class III nominees are proposed for election in this Proxy Statement, Dr. Franz Wilhelm Hopp, Mr. Robert H. Wadsworth, Mr. Werner Walbröl and Mr. Christian H. Strenger. If elected, each of the four Class III nominees will serve a three-year term of office until the Annual Meeting of Stockholders in 2012 and until his respective successor is elected and qualifies. Dr. Frank Trömel, a Director in Class III who has served on the Fund’s Board of Directors since 2005, is retiring from the Board and, as a result, is not proposed in this Proxy Statement for election.

As a result of Dr. Trömel’s retirement from the Board, each class of Directors of the Board would not be of approximately equal size if no further action were taken. Under the Fund’s By-laws and the New York Stock Exchange Listed Company Manual Rule 304 (“NYSE Rule 304”), the classes of the Fund’s board should be of approximately equal size. Accordingly, the Fund’s Nominating Committee nominated Mr. Wadsworth, as a member of the largest class of Directors of the Fund (Class II), to fill the vacancy created by Dr. Trömel’s retirement with Mr. Wadsworth’s resignation from Class II contingent upon his election to the Board as a member of Class III. If each nominee is elected, each class of Directors of the Board would be of approximately equal size and in compliance with the requirements of the Fund’s Bylaws and NYSE Rule 304.

Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill that vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy Card to vote each Proxy Card for the election of our four nominees listed above. Each nominee has indicated that he will continue to serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of Proxy Card in accordance with their discretion. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director.

Information Regarding Directors and Officers

The following tables show certain information about the nominees for election as Directors and about Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund, and about all officers of the Fund. All current directors resident in the United States own Fund shares. Directors who are German residents would be subject to adverse German tax consequences if they owned shares of a fund organized outside of Germany, such as the Fund, that is not subject to German regulation or tax reporting.

Nominees Proposed for Election:

Class III Directors
(Term will Expire in 2009; Nominees for Term Expiring in 2012)
						Shares of
				Number of		Common
			Principal	Portfolios in		Stock
			Occupation(s)	Fund		Beneficially
		Length of	During Past	Complex(2)		Owned at
	Position(s)	Time	Five Years	Overseen by	Other Directorships	March 31,
Name, Address(1) & Age	with Fund	Served	or Longer	Director	Held by Director	2009(3)

Non-Interested Directors

Dr. Franz Wilhelm Hopp, 66	Director	Since 2008	Member of the Board of Management of KarstadtQuelle Pension Trust e.V. (February 2007-present). Former Member of the Boards of Management of VICTORIA Holding, VICTORIA Lebensversicherung AG, VICTORIA Versicherung AG, VICTORIA International, VICTORIA Ruckversicherung AG and D.A.S. Versicherungs-AG (insurance); Former Member of the Boards of Management of ERGO Insurance Group AG, ERGO Europa Beteiligungsgesellscha ft AG, and ERGO International AG (insurance).	3	Director of The European Equity Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1993).(2) Member of the Administrative Boards of Frankfurter Volksbank (bank) and HSBC Trinkaus & Burkhardt (bank). Member of the Advisory boards of Dresdner Bank AG, EnBW Energie Baden-Wuerttemberg AG (energy). Member of the Supervisory boards of Ruhrland AG, Essen (car sales), Primion AG, Stetten (electronic products), Valovis Bank AG (mortgage bank).	None
Robert H. Wadsworth, 69	Director(4)	Since 1990	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present).	132	Director of The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1992),(2) as well as other funds in the Fund Complex as indicated.(5)	4,344
Werner Walbröl, 71	Director	Since 1990	Formerly, President and Chief Executive Officer, The European American Chamber of Commerce, Inc. (2004-2008). Formerly, President and Chief Executive Officer, The German American Chamber of Commerce, Inc. (until 2003).	3	Director of The New Germany Fund, Inc. (since 2004) and The European Equity Fund, Inc. (since 1986).(2) Director, TÜV Rheinland of North America, Inc. (independent testing and assessment services). Director, The German American Chamber of Commerce, Inc. President and Director, German-American Partnership Program (student exchange programs).	3,864
Interested Director(6)

Christian H. Strenger, 65	Director and Chairman	Since 1990	Member of Supervisory Board (since 1999) and formerly Managing Director (1991-1999) of DWS Investment GmbH (investment management) (since 1999), a subsidiary of Deutsche Bank AG.	3	Director of The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1990).(2) Member, Supervisory Board, Evonik Industries AG (chemical, utility and property business), Fraport AG (international airport business) and Hermes Equity Ownership Services Ltd. (governance advisory).	500

Directors whose terms will continue:

Class I Directors
(Term will Expire in 2010)
						Shares of
				Number of		Common
			Principal	Portfolios in		Stock
			Occupation(s)	Fund		Beneficially
		Length of	During Past	Complex(2)		Owned at
	Position(s)	Time	Five Years	Overseen by	Other Directorships	March 31,
Name, Address(1) & Age	with Fund	Served	or Longer	Director	Held by Director	2009(3)

Non-Interested Directors

Ambassador Richard R. Burt, 62	Director	Since 2000	Chairman, Diligence LLC (international Information Collection and risk-management firm) (since 2002). Formerly, Chairman of the Board, Weirton Steel Corp. (1996-2004); Partner, McKinsey & Company (consulting firm) (1991-1994); U.S. Ambassador to the Federal Republic of Germany (1985-1991).	3	Director of The New Germany Fund, Inc. (since 2004) and The European Equity Fund, Inc. (since 2000).(2) Board Member, IGT, Inc. (gaming technology) (since 1995). Board Member, HCL technologies Inc. (information technology and product engineering) (since 1999). Member, Textron Inc. International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996). Director, UBS family of mutual funds (since 1995).	5,226
John H. Cannon, 67	Director	Since 2004	Consultant (since 2002). Vice President and Treasurer, Venator Group/Footlocker, Inc. (footwear retailer) (1982-2002).	3	Director of The European Equity Fund, Inc. (since 2004) and The New Germany Fund, Inc. (since 1990).(2)	423
Richard Karl Goeltz, 66	Director	Since 2008	Consultant. Retired Vice Chairman and Chief Financial Officer of American Express Co. (financial services) (1996-2000). Former Chief Financial Officer of National Westminster Bank Plc. (1992-1996). Former Executive Vice President — Finance (1986-1991) and Vice President — Finance (1976-1986) of The Seagram Company Ltd.	3	Director of The European Equity Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1990).(2) Independent Non-Executive Director of Aviva plc (financial services) and The Warnaco Group, Inc. (apparel). Member of the Court of Governors of the London School of Economics and Political Science.	None

Interested Director(6)

Detlef Bierbaum, 66	Director	Since 1990	Partner of Sal. Oppenheim Jr. & Cie KGaA (investment management) (over five years).	3	Director of The New Germany Fund, Inc. (since 2008) and The European Equity Fund, Inc. (since 1986).(2) Member of Supervisory Board, Tertia Handelsbeteiligungsgesel lschaft mbH (electronics retailer). Member of Supervisory Board, LVM Landwirtschaftlicher Versicherungsverein (insurance). Member of Supervisory Board, Monega KAG. Chairman of Supervisory Board, Oppenheim Kapitalanlagegesellschaf t mbH (investment company). Chairman of Administrative Board, Oppenheim Prumerica Asset Management (investment company). Member of the Supervisory Board of DWS Investment GmbH. Member of the Board of Dundee REIT, Toronto. Member of the Board of Cologne Re AG (Reinsurance Co.). Member of the Board of CA Immo AG (real estate).	None

Class II Directors
(Term will Expire in 2011)
						Shares of
				Number of		Common
			Principal	Portfolios in		Stock
			Occupation(s)	Fund		Beneficially
		Length of	During Past	Complex(2)		Owned at
	Position(s)	Time	Five Years	Overseen by	Other Directorships	March 31,
Name, Address(1) & Age	with Fund	Served	or Longer	Director	Held by Director	2009(3)

			Non-Interested Directors

Dr. Kurt W. Bock, 50	Director	Since 2004	Chairman and Chief Executive Officer of BASF Corporation (since 2007); Member of the Board of Executive Directors and CFO, BASF Aktiengesellschaft (since 2003; since 2008 BASF SE).	3	Director of The New Germany Fund, Inc. (since 2008) and The European Equity Fund, Inc. (since 2004).(2) Member of the Supervisory Board of Wintershall AG (since 2006). Member of the Advisory Board of Gebr. Röchling KG (since 2004). Member of the Board of Deutsches Rechnungslegungs Standards Committee (“DRSC”) (since 2003).	None
Dr. Friedbert H. Malt, 67	Director	Since 2007	Vice Chairman and Member of the Executive Committee of NOL Neptune Orient Lines Ltd., Singapore (“NOL”) (since 2002). Formerly, Member of the Executive Board of DG Bank (now DZ Bank), Frankfurt (2001).	3	Director of The New Germany Fund, Inc. (since 2007) and The European Equity Fund, Inc. (since 2007).(2) Director, TÜV Rheinland of North America, Inc. (independent testing and assessment services). Member of the Board of NOL (since 2000).	None
Peter Zühlsdorff, 68	Director	Since 2008	Managing Director of DIH Deutsche Industrie Holding (holding company) (since 1997). Managing Director of DSO Duales System Deutschland AG (recycling) (until 2006).	3	Director of The European Equity Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1997).(2) Chairman of the Supervisory Board, Sinn Leffers AG (retail). Member of the Supervisory Boards of Kaisers Tengelmann AG (food and specialty retailing) and YOC AG (mobile marketing). Member of the Advisory Board, Tengelmann Verwaltungs-und Beteiligungsgesellschaft GmbH (food and specialty retailing) and Ziegler Film (TV and film production). President of the Wettbewerbs Centrale (competition center).	None
			Interested Director(6)

John Bult, 73	Director	Since 1990	Chairman, PaineWebber International (asset management) (since 1985).	3	Director of The New Germany Fund, Inc. (since 1990) and The European Equity Fund, Inc. (since 1986).(2) Director of The Greater China Fund, Inc. (closed-end fund).	6,249

Executive Officers(7)
Shares of
Common
Stock
Beneficially
		Length of	Principal	Owned at
	Position(s)	Time	Occupation(s)	March 31,
Name, Address(1) & Age	with Fund	Served	During Past Five Years	2009(3)

Michael G. Clark, 43(8)	President and Chief Executive Officer	Since 2006	Managing Director, Deutsche Asset Management (since 2006); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development, Merrill Lynch Investment Managers (2000-2004).	None
Paul H. Schubert, 46(8)	Treasurer and Chief Financial Officer	Since 2004	Managing Director, Deutsche Asset Management (since 2004). Formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1998-2004).	None
David Goldman, 35(8)	Secretary	Since 2006	Director, Deutsche Asset Management (since 2008). Formerly, Vice President, Deutsche Asset Management (2002-2008).	None
John Millette, 46(8)	Assistant Secretary	Since 2006	Director, Deutsche Asset Management (since 2002).	None
Rita Rubin, 38	Chief Legal Officer	Since 2008	Vice President and Counsel, Deutsche Asset Management (since 2007). Formerly, Vice President, Morgan Stanley Investment Management Inc. (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004).	None
Brett D. Rogers, 33(8)	Chief Compliance Officer	Since 2007	Director, Deutsche Asset Management (since 2008). Formerly, Chief Compliance Officer, Deutsch Asset Management (Japan) Ltd. (2006), Vice President Deutsche Asset Management (2005-2008) and Assistant Vice President, Deutsche Asset Management (2003-2005).	None

(1)	The mailing address of all directors and officers with respect to Fund operations is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, NYC20-2799, New York, New York 10154.

(2)	The Fund Complex includes The European Equity Fund, Inc. (formerly The Germany Fund, Inc.) and The New Germany Fund, Inc., which are other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. (“DIMA”) acts as manager. It also includes 129 other open- and closed-end funds advised by DIMA.

(3)	As of March 31, 2009, all Directors and Executive Officers as a group (19 persons) owned 19,100 shares, which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

(4)	As discussed above, Mr. Wadsworth was nominated for election to Class III as a result of Dr. Trömel’s retirement from the Board. Mr. Wadsworth’s resignation from Class II is contingent upon his election as a Class III Director.

(5)	Mr. Wadsworth oversees all 132 funds in the Fund Complex.

(6)	Indicates “Interested Person”, as defined in the Investment Company Act. Mr. Bierbaum is an “interested” Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which engages in brokerage transactions with the Fund and other accounts managed by the Fund’s investment adviser and manager.

Mr. Bult is an “interested” Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities LLC, a registered broker-dealer. Mr. Strenger is an “interested” Director because of his affiliation with DWS-Deutsche Gesellschaft für Wertpapiersparen mbH (“DWS”), a majority-owned subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares.

(7)	Each also serving as an officer of The European Equity Fund, Inc. (formerly The Germany Fund, Inc.) and The New Germany Fund, Inc. The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders. Each of Mr. Clark, Mr. Schubert, Mr. Millette, Mr. Rogers, Mr. Goldman and Ms. Rubin also serve as officers of the other Funds in the Fund Complex.

(8)	Indicates ownership of securities of Deutsche Bank AG either directly or through Deutsche Bank’s deferred compensation plan.

The following table contains additional information with respect to the beneficial ownership of equity securities by each Director or Nominee in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director or Nominee within the same Family of Investment Companies as the Fund:

Aggregate Dollar
Range of Equity
Securities in all
Funds Overseen by
Director or Nominee
	Dollar Range of	in Family of
	Equity Securities in	Investment
Name of Director or Nominee	the Fund(1)	Companies(1),(2)

Detlef Bierbaum	None	None
Dr. Kurt W. Bock	None	None
John Bult	$50,001-$100,000	Over $100,000
Ambassador Richard R. Burt	$50,001-$100,000	Over $100,000
John H. Cannon	$1-$10,000	$10,001-$50,000
Richard Karl Goeltz	None	$50,001-$100,000
Dr. Franz Wilhelm Hopp	None	None
Dr. Friedbert H. Malt	None	None
Christian H. Strenger	$1-$10,000	$10,001-$50,000
Dr. Frank Trömel	None	None
Robert H. Wadsworth	$50,001-$100,000	Over $100,000
Werner Walbröl	$50,001-$100,000	Over $100,000
Peter Zühlsdorff	None	None

(1)	Valuation date is March 31, 2009. Directors who are German residents would be subject to adverse German tax consequences if they owned shares of a fund organized outside of Germany, such as the Fund, that is not subject to German regulation or tax reporting.

(2)	The Family of Investment Companies consists of the Fund, The European Equity Fund, Inc. (formerly The Germany Fund, Inc.) and The New Germany Fund, Inc., which are closed-end funds that share the same investment adviser and manager and hold themselves out as related companies.

The Board of Directors presently has five standing committees including an audit committee (the “Audit Committee”), an advisory committee (the “Advisory Committee”), an executive committee (the “Executive Committee”), a nominating committee (the “Nominating Committee”) and a valuation committee (the “Valuation Committee”).

The Audit Committee, currently comprising Messrs. Burt, Cannon, Wadsworth and Walbröl and Drs. Malt and Trömel, operates pursuant to a written charter. The Audit Committee charter is not currently available on the Fund’s website, but is attached hereto as Annex A. The Audit Committee’s organization and responsibilities are contained in the Audit Committee Report, which is included in this Proxy Statement, and in its written charter. The members of the Audit Committee are “independent” as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Board of Directors has determined that each member of the Audit Committee is financially literate and has determined that each of Messrs. Cannon and Wadsworth meets the requirements for an audit committee financial expert under the rules of the Securities and Exchange Commission (“SEC”). Although the

Board has determined that these individuals meet the requirements for an audit committee financial expert, their responsibilities are the same as those of the other audit committee members. They are not auditors or accountants, do not perform “field work” and are not full-time employees. The SEC has determined that an audit committee member who is designated as an audit committee financial expert will not be deemed to be an “expert” for any purpose as a result of being identified as an audit committee financial expert. The Audit Committee met five times during the fiscal year ended October 31, 2008.

The Advisory Committee, currently comprising Messrs. Cannon, Goeltz and Wadsworth and Dr. Trömel, makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Investment Management Americas Inc., and the Investment Advisory Agreement between the Fund and Deutsche Asset Management International GmbH. The Advisory Committee met one time during the past fiscal year, in connection with the annual continuance of those agreements.

The Executive Committee, currently comprising Messrs. Burt, Cannon, Goeltz, Strenger, Wadsworth and Walbröl, has the authority to act for the Board on all matters between meetings of the Board subject to any limitations under applicable state law. During the past fiscal year the Executive Committee did not meet.

The Valuation Committee, currently comprising Messrs. Cannon, Wadsworth and Walbröl and Dr. Trömel, monitors the valuation of portfolio securities and other investments. During the past fiscal year, the Valuation Committee did not meet.

The Nominating Committee is currently comprised of Messrs. Burt, Cannon, Goeltz, Wadsworth and Walbröl and Dr. Trömel. The Board has determined that each of the members of the Nominating Committee is not an “interested person” as the term is defined in Section 2(a)(19) of the Investment Company Act. Generally, the Nominating Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board or any committee of the Board. To be eligible for nomination as a Director a person must, at the time of such person’s nomination, have Relevant Experience and Country Knowledge and must not have any Conflict of Interest, as those terms are defined in the Fund’s Bylaws. The relevant portions of the Fund’s Bylaws describing these requirements are included as Annex C. The Nominating Committee may also take into account additional factors listed in the Nominating Committee Charter, which generally relate to the nominee’s industry knowledge, business experience, education, ethical reputation, special skills, ability to work well in group settings and the ability to qualify as an “independent director.”

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund’s Charter or Bylaws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter set forth in Annex B and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund’s common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund’s Bylaws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. Such notice shall include the specific information required by the Fund’s Bylaws. The relevant portions describing these requirements are included as Annex C. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating Committee met two times during the past fiscal year.

All members on each of the five committees of the Board are not “interested persons” as the term is defined in the Investment Company Act (except that Mr. Strenger, an interested person, is a member of the Executive Committee).

During the past fiscal year, the Board of Directors had four regular meetings. Each incumbent Director who served as a Director during the past fiscal year, except Dr. Bock, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. The Board has a policy that encourages Directors to attend the Annual Meeting of Stockholders, to the extent that travel to the Annual

Meeting of Stockholders is reasonable for that Director. Two Directors attended the 2008 Annual Meeting of Stockholders.

To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund’s principal office at 345 Park Avenue, NYC20-2799, New York, New York 10154 (c/o The Central Europe and Russia Fund, Inc.), addressed to (i) the Board of Directors of the Fund or an individual Director, and (ii) the Secretary of the Fund. The Secretary of the Fund will direct the correspondence to the appropriate parties.

The Fund pays each of its Directors who is not an interested person of the Fund, of the investment adviser or of the manager an annual fee of $7,500 plus $750 for each Board and Committee meeting attended. Each such Director who is also a Director of The European Equity Fund, Inc. (formerly The Germany Fund, Inc.) or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. No Director of all three funds is paid for attending more than two funds’ board and committee meetings when meetings of the three funds are held concurrently, and no such Director receives more than the annual fee of two funds. Each of the Fund, The European Equity Fund, Inc. (formerly The Germany Fund, Inc.) and The New Germany Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. These three funds, together with 129 other open- and closed-end funds advised by wholly owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the SEC. The following table sets forth (a) the aggregate compensation from the Fund for the fiscal year ended October 31, 2008, and (b) the total compensation from each fund in the Fund Complex that includes the Fund, for the 2008 fiscal year of each such fund, (i) for each Director or Nominee for Director who is not an interested person of the Fund, and (ii) for all such Directors as a group:

	Aggregate
	Compensation	Total Compensation
Name of Director	from Fund	from Fund Complex

Dr. Kurt W. Bock	$8,250	$16,500
Ambassador Richard R. Burt	$11,917	$32,500
John H. Cannon	$11,791	$32,500
Richard Karl Goeltz	$0	$13,750
Dr. Franz Wilhelm Hopp	$0	$10,500
Dr. Friedbert H. Malt	$7,018	$25,018
Dr. Frank Trömel	$10,666	$29,500
Robert H. Wadsworth	$11,333	$31,000
Werner Walbröl	$12,250	$32,500
Peter Zühlsdorff	$0	$10,500

Total	$73,225	$234,268

No compensation is paid by the Fund to Directors who are interested persons of the Fund or of any entity of the Deutsche Bank Group or to officers.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

Required Vote.  Provided a quorum has been established, the affirmative vote of a majority of the votes entitled to be cast at the Meeting is required for the election of each Director. For purposes of the election of Directors, abstentions and broker non-votes will have the same effect as a vote against a Director.

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has approved PricewaterhouseCoopers LLP (the “Firm” or “PwC”), an independent registered public accounting firm, as independent auditors for the Fund for the fiscal year ending October 31, 2009. A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not “interested” Directors (as defined in the Investment Company Act) of the Fund, have ratified the appointment of PwC as the Fund’s independent auditors for that fiscal year. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent auditors for the Fund since inception.

Neither our Charter nor Bylaws require that the stockholders ratify the appointment of PwC as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether or not to retain PwC, but may retain such independent auditors. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying form of proxy will vote for PwC. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund’s financial statements.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

Required Vote.  Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Audit Committee and the Board of Directors of PwC as independent auditors for the Fund for the fiscal year ending October 31, 2009. For purposes of Proposal 2, abstentions will have no effect on the result of the vote.

Information With Respect To The Fund’s Independent Auditors

The following table shows fees paid to PwC by the Fund during the Fund’s two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for the Fund’s manager and investment adviser and certain entities controlling, controlled by, or under common control with the manager and investment adviser that provide ongoing services to the Fund (collectively, the “Adviser Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each board will review, at least annually, whether PwC’s receipt of non-audit fees from the Fund, the Fund’s manager, the Fund’s investment adviser and all Adviser Entities is compatible with maintaining PwC’s independence.

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
			Adviser		Adviser		Adviser
	Fund	Fund	Entities	Fund	Entities	Fund	Entities

2008	$86,500	$0	$0	$9,630	$19,000	$0	$0
2007	$90,000	$0	$58,500	$8,806	$25,000	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Policies and Procedures.  Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent auditors and (ii) all non-audit services to be performed by the Fund’s independent auditors for the Fund’s investment adviser or any Adviser Entities with respect to operations and financial reporting of the Fund. Any member of the Audit Committee may pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting. The auditors shall report to the Audit Committee at each of its regular meetings all audit or non-audit services to the Fund and all non-audit services to the Adviser Entities that relate directly to the Fund’s operations and financial reporting initiated since the last such report was rendered, including a general description of the services and projected fees and the means by which such services were approved by the Audit Committee.

All Non-Audit Fees.  The table below shows the aggregate non-audit fees billed by PwC for services rendered to the Fund and to the Adviser Entities that provide ongoing services to the Fund, whether or not such engagements relate directly to the operations and financial reporting of the Fund, for the two most recent fiscal years for the Fund.

Aggregate
Fiscal Year	Non-Audit Fees

2008	$628,630
2007	$33,806

Audit Committee Report

The purposes of the Audit Committee are 1) to assist the Board of Directors in its oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; (iii) the independent auditors’ qualifications and independence; and (iv) the performance of the independent auditors; and 2) to prepare this report. Each Member of the Audit Committee is “independent,” as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter. As set forth in the Audit Committee Charter, management of the Fund and applicable service providers are responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund’s annual financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Fund’s investment adviser, manager or to any entity controlling, controlled by or under common control with the Fund’s investment adviser or manager that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors their independence.

The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the fiscal year ended October 31, 2008.

Submitted by the Audit Committee
of the Fund’s Board of Directors

Richard R. Burt
John H. Cannon
Friedbert H. Malt
Frank Trömel
Robert H. Wadsworth
Werner Walbröl

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of March 31, 2009, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

	Amount and	Percent of
	Nature of	Outstanding
Name and Address of Beneficial Owner	Beneficial Ownership	Common Stock

City of London Investment Group PLC/City of London Investment Management Company Limited(1) 77 Gracechurch Street, London, EC3V 0AS England	3,833,372 shares	24.17%
Lazard Asset Management LLC(2) 30 Rockefeller Plaza, New York, NY 10112	1,329,945 shares	8.29%

(1)	This information is based exclusively on information provided by such entity on Schedule 13D filed with respect to the Fund on March 27, 2009.

(2)	This information is based exclusively on information provided by such entity on Schedule 13G filed with respect to the Fund on February 10, 2009.

ADDRESS OF INVESTMENT ADVISER AND MANAGER

The principal office of Deutsche Asset Management International GmbH, the Fund’s investment adviser, is located at Mainzer Landstrasse 178-190, D-60327 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Investment Management Americas Inc., the Fund’s manager, is located at 345 Park Avenue, New York, New York 10154.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Based on a review of reports filed by the Fund’s directors and executive officers, the investment adviser, officers and directors of the investment adviser, affiliated persons of the investment adviser and beneficial holders of 10% or more of the Fund’s outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended October 31, 2008 were timely, except that Messrs. Bult, Burt and Walbröl each filed a Form 4 late. Each Director has since corrected his omission by making the necessary filings.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the Meeting.

STOCKHOLDER PROPOSALS

In order for stockholder proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in the Fund’s proxy statement for the 2010 Annual Meeting, the proposals must be received at The Central Europe and Russia Fund, Inc., c/o Deutsche Investment Management Americas, 345 Park Avenue, NYC20-2799, New York, New York 10154, Attention: Secretary, on or before January 22, 2010.

In addition, the Fund’s Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2010 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund’s proxy statement, written notice of such business as prescribed in the Bylaws must be delivered to the Fund’s Secretary, at the principal executive offices of the Fund, between January 22, 2010 and February 21, 2010. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with SEC Rule 14a-8.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with The Altman Group, Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $6,225 plus reimbursement of normal expenses.

ANNUAL REPORT DELIVERY

The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2008 and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to The Central Europe and Russia Fund, Inc., c/o Deutsche Investment Management Americas, 345 Park Avenue, NYC20-2799, New York, New York 10154 or by telephone to 1-800-437-6269. Annual reports are also available on the Fund’s web site: www.germanyfund.com.

David Goldman
Secretary

Dated: May 20, 2009

Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card and return it to the Fund as soon as practicable.

ANNEX A

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
(the “Company”)

AUDIT COMMITTEE CHARTER
(Amended and Restated as of October 31, 2003; further amended on April 23, 2004; and further amended on April 25, 2008)

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall satisfy the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934.1 The Board of Directors (the “Board”) shall determine that each member is “financially literate,” and that at least one member of the Audit Committee has “accounting or related financial management expertise,” as such qualifications are interpreted by the Board in its business judgment, and whether any member of the Audit Committee is an “audit committee financial expert,” as defined by the Securities and Exchange Commission (the “SEC”). If the Board has determined that a member of the Audit Committee is an audit committee financial expert, it may presume that such member has accounting or related financial management expertise.

No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee. The Board has determined that simultaneous service on the audit committees of The New Germany Fund, Inc. and The European Equity Fund, Inc. (the “Related Funds”) would not impair a director’s ability to effectively serve on the Audit Committee because, among other reasons, the boards of directors and audit committees of all three closed-end funds generally meet concurrently, have substantial director overlaps, have common service providers, and have many operating, financial reporting and accounting issues in common. The Board has further determined that service on the Audit Committee of the Company and the audit committees of the Related Funds should be considered service on a single public company audit committee for purposes of the three-audit committee limitation.

Members shall be appointed by the Board, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

The Board shall designate one member of the Audit Committee as its chairperson.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to:

1. assist Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors; and

2. prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement.

The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company’s annual financial statements and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the

1 In order to satisfy Rule 10A-3 of the 1934 Act, a member of the Audit Committee may not (1) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than (a) director’s fees and (b) any other regular benefits that other directors receive, or (2) be an “interested person” of the Company as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and (iii) representations made by management as to any non-audit services provided by the auditors to the Company, to the Company’s investment manager or investment adviser or any entity in a control relationship with the investment manager or investment adviser, or to the Company’s custodian (including sub-custodians).

The independent auditors shall submit to the Audit Committee annually a formal written statement (the “Auditors’ Statement”) describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors’ independence) all relationships between the independent auditors and the (a) Company, (b) the Company’s investment manager or investment adviser, and (c) any entity in a control relationship with the investment manager or investment adviser, whether or not it provides services to the Company, and including at least the matters set forth in Independence Standards Board No. 1. The description of relationships should include a description of the non-audit services, including the fees associated therewith, that were not pre-approved by the Company’s Audit Committee.

The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company’s annual financial statements or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service. The statement as to (ii), (iii) and (iv) should include (and separately disclose) fees billed in each of the last two fiscal years for the indicated services to (a) the Company, (b) the Company’s investment manager and investment adviser, and (c) any entity in a control relationship with the investment manager or investment adviser that provides ongoing services to the Company.

III. Meetings of the Audit Committee: The Audit Committee shall meet semi-annually or more frequently if circumstances dictate, to discuss with management and the independent auditor the annual audited financial statements and to address the matters set forth in Article IV. The Audit Committee should meet separately at least annually with each of management and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company’s independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

1. with respect to the independent auditors,

(i) to be directly responsible for the appointment, retention, compensation, and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee; provided that the auditor appointment shall be subject to ratification by the Board;

(ii) to be directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm, other than the independent auditors, engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall report directly to the Audit Committee;

(iii) to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company’s investment manager and investment adviser and any entity in a control relationship with the investment manager or investment adviser that provides ongoing services to the Company;

(iv) to ensure that the independent auditors prepare and deliver annually an Auditors’ Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company’s independent auditors;

(v) to obtain from the independent auditors in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any “management” letter or schedule of unadjusted differences;

(vi) to review and evaluate the qualifications, performance and independence of the independent auditors, as well as the lead partner of the independent auditors;

(vii) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself; and

(viii) to take into account the opinions of management in assessing the independent auditors’ qualifications, performance and independence;

2. with respect to financial reporting principles and policies and internal audit controls and procedures,

(i) to advise management, relevant service providers and the independent auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

(ii) to consider any reports or communications (and management’s and/or applicable service providers’ responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

•	deficiencies noted in the audit in the design or operation of internal controls;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the independent auditors’ responsibility under generally accepted auditing standards;

•	any restriction on audit scope;

•	significant accounting policies;

•	significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

•	management judgments and accounting estimates;

•	any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

•	the responsibility of the independent auditor for other information in documents containing audited financial statements;

•	disagreements with management;

•	consultation by management with other accountants;

•	major issues discussed with management prior to retention of the independent auditors;

•	difficulties encountered with management in performing the audit;

•	the independent auditors’ judgments about the preferability, not just acceptability, of the Company’s accounting principles; and

•	reviews, if any, of interim financial information conducted in accordance with generally accepted auditing standards by the independent auditors;

(iii) to meet with management, the independent auditors and, if appropriate, the relevant service providers:

•	to discuss the scope of the annual audit;

•	to discuss the annual audited financial statements and any interim financial statements;

•	to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, relevant service providers or the independent auditors, relating to the Company’s financial statements;

•	to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

•	to discuss any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company;

•	to review the form of opinion the independent auditors propose to render to the Board and stockholders;

•	to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives on the financial statements of the Company;

•	to discuss allocations of expenses between the Company and other entities;

•	to discuss the Company’s compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

•	to discuss with management and the independent auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services; and

•	to discuss with independent auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management’s adherence to such procedures and the adequacy of supporting documentation;

(iv) to inquire of the Company’s chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or service providers that have a significant role in the Company’s internal control over financial reporting;

(v) to discuss with management and any relevant service providers the semi-annual financial statements at the next Audit Committee meeting following their issuance;

(vi) to discuss guidelines and policies governing the process by which management of the Company and the relevant service providers of the Company assess and manage the Company’s exposure to risk, and to discuss the Company’s most significant financial risk exposures and the steps management has taken to monitor and control such exposures;

(vii) to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

(viii) to discuss with the respective counsel for the Company and the investment manager any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

(ix) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of the Company, the investment manager or investment adviser, or employees of any other service provider that provides accounting related services to the Company, of concerns regarding questionable accounting or auditing matters;

(x) to consider any reports concerning material violations submitted to the Audit Committee by the Company’s Chief Legal Officer, counsel for service providers or outside counsel pursuant to the SEC attorney professional responsibility rules, any service provider’s attorney reporting policy (which may be broader than the SEC rules) or otherwise and determine what action or response is necessary or appropriate; and

(xi) to review policies of the investment manager and investment adviser, and any entity within the Company’s Investment Company Complex, as such term is defined in Rule 2-01(f)(14) of Regulation S-X, for hiring employees or former employees of the independent auditors whose responsibilities are to include an accounting role or financial reporting oversight role with respect to the Company;

3. with respect to reporting, recommendations and other matters,

(i) to provide advice to the Board in selecting the principal accounting officer of the Company;

(ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company’s annual proxy statement;

(iii) to review this charter at least annually and recommend any changes to the full Board;

(iv) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(v) to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

4. with respect to such other matters as may be delegated to the Audit Committee from time to time by the Board, to perform the duties and exercise the powers conferred to the Board in connection with that delegation.

V. Delegation to Subcommittee: The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Board and the Audit Committee have authorized any member of the Audit Committee to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

VI. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisers, as it deems necessary or appropriate, without seeking approval of the Board or management. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

ANNEX B

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
(the “Fund”)

NOMINATING COMMITTEE CHARTER
(Adopted as of April 23, 2004)

The Board of Directors (the “Board”) of the Fund has adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of the Board.

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are:

(i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created;

(ii) to consider all candidates proposed to become members of the Board, subject to applicable law, the Fund’s Articles of Incorporation or By-laws, resolutions of the Board and the procedures and policies set forth in this Charter and the Fund’s annual proxy statement;

(iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors;

(iv) in the case of a director nominee to fill a Board vacancy created by an increase in the size of the Board, to make a recommendation to the Board as to the class of directors in which the individual should serve;

(v) to make recommendations to the Board from time to time as to any changes that the Committee believes to be desirable to the provisions of the Fund’s By-laws regarding minimum standards and qualifications for service as a Director on the Board or to any charter of committees of the Board regarding minimum standards and qualifications for service as a committee member, and to recommend to the Board, or to set, any additional standards or qualifications considered necessary or desirable for service as a Director on the Board or as a member of a committee of the Board;

(vi) to identify Board members qualified to fill vacancies on any committee of the Board, taking into account any qualifications or other criteria set forth in the charter of that committee, and to recommend that the Board appoint the identified member or members to that committee;

(vii) to make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof;

(viii) to review with counsel, at least annually, each Director’s affiliations and relationships for purposes of determining whether such Director is a person who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

(ix) to assist management in the preparation of the disclosure in the Fund’s annual proxy statement regarding the operations of the Committee; and

(x) to perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board or committee members.

Organization and Governance

The Committee shall consist solely of three or more members of the Board. The Committee must consist entirely of Board members who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Directors”). Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

One or more members of the Committee may be designated by the Board as the Committee’s chairperson or co-chairperson, as the case may be.

The Committee shall meet at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or

B-1

desirable by the Committee or its chairperson. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Committee meetings shall be held in accordance with the Fund’s By-laws.

Criteria for Director Nominees

To be eligible for nomination as a Director a person must, at the time of such person’s nomination, have Relevant Experience and Country Knowledge, as defined in the Fund’s By-laws, and must not have any Conflict of Interest, as defined in the Fund’s By-laws. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Committee in its sole discretion. The Committee may also take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate’s ability to qualify as an Independent Director; and (viii) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s Directors, (ii) the Fund’s officers, (ii) the Fund’s investment manager, investment adviser or their affiliates, (iv) the Fund’s stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, siblings, uncles, aunts, grandparents, nieces and nephews. The Committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

The Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund’s Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in this Charter and the Fund’s annual proxy statement, including the requirements that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund’s common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority shall be vested solely in the Committee.

B-2

ANNEX C

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
EXCERPTS OF BY-LAWS

Article II

Section 13.  Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders.  (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(a).

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such person, (B) the class and number of shares of stock of the Corporation that are beneficially owned by such person, (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act or pursuant to the Investment Company Act and the rules thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (D) a statement specifying which of clauses (1)-(7) of the definition of “Relevant Experience and Country Knowledge” in Article III, Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a “Conflict of Interest” as defined in Article III, Section 3 of the Bylaws; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder (including any anticipated benefit to the stockholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation’s stock ledgers and a current name and address, if different, and of such beneficial owner, and (y) the class and number of shares of each class of stock of the Corporation which are owned beneficially and of record by such stockholder and owned beneficially by such beneficial owner.

(3) Notwithstanding anything in this subsection (a) of this Section 13 to the contrary, in the event the Board of Directors increases or decreases the maximum or minimum number of directors in accordance with Article III, Section 2 of these Bylaws, and there is no public announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the preceding year’s annual meeting, a stockholder’s notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this Section 13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c) General.  (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 and Article III, Section 3 of these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or business is not in compliance with this Section 13, to declare that such defective nomination or proposal be disregarded.

(2) For purposes of this Section 13, (a) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

(3) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any right of stockholders to request inclusion of proposals in, nor the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Article III

Section 3.  Qualifications.   Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, or (d) his or her removal. To be eligible for nomination as a director a person must, at the time of such person’s nomination, (a) have Relevant Experience and Country Knowledge (as defined below), (b) not have any Conflict of Interest (as defined below) and (c) not be over 72 years of age; provided that clause (c) shall not apply to any person who was a Director on October 15, 1999 or to any person whom the Nominating Committee (or in the absence of such a Committee, the Board of Directors) determines to except from that clause on the basis that the person’s prior public or government service or other broad-based activities in the business community make it essential that the Corporation continue to receive the benefit of the person’s services as a Director. The determination described in the previous sentence shall be made on or before the time of nomination. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

For purpose of the following definitions of Relevant Experience and Country Knowledge and Conflict of Interest, the term “Specified Country” means any one or more of the following countries: Czech Republic, Hungary, Germany, Poland or Russia.

“Relevant Experience and Country Knowledge” means experience in business, investment, economic or political matters of a Specified Country or the United States, through service for 10 of the past 20 years (except where a shorter period is noted) in one or more of the following principal occupations:

(1) senior executive officer or partner of a financial or industrial business headquartered in a Specified Country and that has annual revenues of at least the equivalent of US $500 million,

(2) senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose management responsibilities include supervision of business operations in a Specified Country or other European country,

(3) director (or the equivalent) for 5 of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in one or more Specified Countries and that have at least the equivalent of US $250 million in combined total assets of their own,

(4) senior executive officer or partner of an investment management business having at least the equivalent of US $500 million in securities of companies in one or more Specified Countries or securities principally traded in one or more Specified Countries under discretionary management for others,

(5) senior executive officer or partner of a business consulting, accounting or law firm having at least 100 professionals and whose principal responsibility involves or involved providing services involving matters relating to a Specified Country or other European country for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1) - (4) above,

(6) senior official (including ambassador or minister) (i) in the national government, a government agency or the central bank of a Specified Country or the United States, (ii) in a major supranational agency or organization of which a Specified Country or the United States is a member, or (iii) in a leading international trade organization relating to a Specified Country or the United States, in each case in the area of finance, economics, trade or foreign relations, or

(7) current director or senior officer (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation.

For purposes of clauses (1) - (5) of the preceding sentence and clauses (1) - (2) of the next paragraph, the term “financial or industrial business” includes a financial or industrial business unit within a larger enterprise; the term “investment businesses or vehicles” includes an investment business unit or investment vehicle within a larger enterprise; the term “investment management business” includes an investment management business unit within a larger enterprise; and the term “investment vehicle” includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1) - (5) of the preceding sentence or clauses (1) - (2) of the next paragraph.

“Conflict of Interest” means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

(1) current position (a) as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of companies in one or more Specified Countries or securities principally traded in markets of one or more Specified Countries and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation, and (b) having direct and regular responsibilities relating to that investment vehicle,

(2) current position as (a) a director, officer, partner or employee of the sponsor (or equivalent) of an investment vehicle described in the previous point and (b) having direct and regular responsibilities relating to that investment vehicle, or

(3) current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the Corporation or the markets in which it proposes to invest.

PROXY
THE CENTRAL EUROPE AND RUSSIA FUND, INC.
This proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of The Central Europe and Russia Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints John Millette, David Goldman and Rita Rubin, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 10:00 a.m., New York time, on June 30, 2009 at the New York Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” each of the nominees for director and “For” Proposal 2, as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Election of Directors. The Board of Directors unanimously recommends a vote “For” the nominees

1. FOR each of the nominees for director listed below. ☐	WITHHOLD AUTHORITY as to all listed nominees. ☐	FOR all nominees except as marked to the contrary below. ☐
(Instructions: To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below.)
Dr. Franz Wilhelm Hopp
Mr. Robert H. Wadsworth
Mr. Werner Walbröl
Mr. Christian H. Strenger

The Board of Directors unanimously recommends a vote “For” Proposal 2

2.	To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending October 31, 2009.

FOR ☐          AGAINST ☐          ABSTAIN ☐

3.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

Signature

Signature, if held jointly

Please sign exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

Dated:          , 2009